Exhibit 10.2

Exhibit 10.2

-7- IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above. LANDLORD: DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership By: Duke Realty Corporation, its general partner Dated: _11/30/10_______________________ By: /s/ Patrick E. Mascia _________________ Patrick E. Mascia Senior Vice President STATE OF ) ) SS: COUNTY OF ) Before me, a Notary Public in and for said County and State, personally appeared Patrick E. Mascia, by me known and by me known to be the Senior Vice President of Duke Realty Corporation, an Indiana corporation, the general partner of Duke Realty Limited Partnership, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said partnership. WITNESS my hand and Notarial Seal this _____ day of _____________________, 2010. ____________________________________ Notary Public ____________________________________ Printed Signature My Commission Expires: ____________________ My County of Residence: ____________________

-8- TENANT: CVRx, INC., a Delaware corporation Dated: _11/23/2010____________________ By: _/s/ Nadim Yared______________________ Name: _Nadim Yared______________________ Title: _CEO______________________________ STATE OF ) ) SS: COUNTY OF ) Before me, a Notary Public in and for said County and State, personally appeared _________________________________________, by me known and by me known to be the _________________________________________ of CVRx, Inc., a Delaware corporation, who acknowledged the execution of the foregoing "First Lease Amendment" on behalf of said corporation. WITNESS my hand and Notarial Seal this _____ day of _____________________, 2010. _____________________________ Notary Public ______________________________ Printed Signature My Commission Expires: ____________________ My County of Residence: ____________________